    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 1996
                                                  REGISTRATION NO. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                          AMYLIN PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                                  33-026609
     (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)

                            9373 TOWNE CENTRE DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 552-2200
  (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             ----------------------

                               RICHARD M. HAUGEN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          AMYLIN PHARMACEUTICALS, INC.
                            9373 TOWNE CENTRE DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 552-2200
 (NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                             ----------------------

                                   COPIES TO:


         THOMAS A. COLL, ESQ.                         ALAN DEAN, ESQ.
          COOLEY GODWARD LLP                       DAVIS POLK & WARDWELL
   4365 EXECUTIVE DRIVE, SUITE 1100                 450 LEXINGTON AVENUE
        SAN DIEGO, CA  92121                         NEW YORK, NY 10017

                             ----------------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

                                                                                         PROPOSED
                                                                     PROPOSED            MAXIMUM
                                                    AMOUNT           MAXIMUM            AGGREGATE              AMOUNT OF
            TITLE OF EACH CLASS OF                   TO BE        OFFERING PRICE         OFFERING             REGISTRATION
          SECURITIES TO BE REGISTERED             REGISTERED       PER SHARE(1)          PRICE(2)                 FEE
          ---------------------------           --------------    --------------        ----------            ------------
 Common Stock, $.001 par value                  287,500 shares        $10.00            $2,875,000                $872

(1) The proposed maximum offering price per share is based on the proposed offering price for the shares of the Company's Common Stock offered hereby.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
===============================================================================

  INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3 (FILE NO.
                                  333-14143)

         Amylin Pharmaceuticals, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-14143) declared effective on October 31, 1996 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.


                                 CERTIFICATION

         The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $872 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on November 1, 1996); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on November 1, 1996.

                                   SIGNATURES
    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on October 31, 1996.




                                       AMYLIN PHARMACEUTICALS, INC.


                                       By: /s/ Richard M. Haugen
                                          --------------------------------
                                               Richard M. Haugen
                                               President, Chief Executive
                                               Officer and Director
                                               (Principal Executive Officer)

                               POWER OF ATTORNEY

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                   TITLE                            DATE
                 ---------                                   -----                            ----
 /s/ Howard E. Greene Jr.*                   Chairman of the Board and Director     October 31, 1996
----------------------------------
 Howard E. Greene, Jr.

 /s/ Richard M. Haugen                       President, Chief Executive             October 31, 1996
----------------------------------           Officer and Director
 Richard M. Haugen                           (Principal Executive Officer)


 /s/ Marjorie T. Sennett*                    Vice President, Chief Financial        October 31, 1996
----------------------------------           Officer and Assistant Secretary
 Marjorie T. Sennett                         (Principal Financial Officer)


 /s/ Karl H. Olsen*                          Treasurer and Controller               October 31, 1996
----------------------------------           (Principal Accounting Officer)
 Karl H. Olsen

 /s/ James C. Blair*                         Director                               October 31, 1996
----------------------------------
 James C. Blair

 /s/ Joseph C. Cook, Jr.*                    Director                               October 31, 1996
----------------------------------
 Joseph C. Cook, Jr.

 /s/ James C. Gaither*                       Director                               October 31, 1996
----------------------------------
 James C. Gaither

 /s/ Ginger L. Howard*                       Director                               October 31, 1996
----------------------------------
 Ginger L. Howard

 /s/ Vaughn M. Kailian*                      Director                               October 31, 1996
----------------------------------
 Vaughn M. Kailian

 /s/ Timothy J. Wollaeger*                   Director                               October 31, 1996
----------------------------------
         Timothy J. Wollaeger


*By:     /s/  Richard M. Haugen
    ---------------------------------
                Richard M. Haugen
                Attorney-in-fact

                               INDEX TO EXHIBITS

           EXHIBIT                                                                                   SEQUENTIAL
            NUMBER                                 DESCRIPTION                                        PAGE NO.
           -------                                 -----------                                        --------
           5.1          Opinion of Cooley Godward LLP.
           23.1         Consent of Ernst & Young LLP, Independent Auditors.
           23.2         Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.              --
           23.3         Consent of Lyon & Lyon LLP.